New Accounting Pronouncements (Policies)	12 Months Ended
Dec. 31, 2013
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
Earnings Per Share, Policy
Basic earnings (loss) per share attributable to Quad/Graphics common shareholders is computed as net earnings (loss) attributable to Quad/Graphics common shareholders less the allocation of participating securities, divided by the basic weighted average common shares outstanding of 47.0 million, 46.8 million and 47.1 million shares for the years ended December 31, 2013, 2012 and 2011, respectively. The calculation of a diluted earnings per share amount includes the effect of any dilutive equity incentive instruments. The Company uses the treasury stock method to calculate the effect of outstanding dilutive equity incentive instruments, which requires the Company to compute total proceeds as the sum of (1) the amount the employee must pay upon exercise of the award, (2) the amount of unearned stock-based compensation costs attributed to future services and (3) the amount of tax benefits, if any, that would be credited to additional paid-in capital assuming exercise of the award. Equity incentive instruments for which the total employee proceeds from exercise exceed the average fair value of the same equity incentive instrument over the period have an anti-dilutive effect on earnings per share during periods with net earnings from continuing operations, and accordingly, the Company excludes them from the calculation. Anti-dilutive equity incentive instruments of 1.6 million and 3.2 million of class A common shares were excluded from the computations of diluted net earnings per share for the years ended December 31, 2013 and 2012, respectively. Due to the net loss from continuing operations attributable to Quad/Graphics common shareholders incurred during the year ended December 31, 2011, the assumed exercise of all equity incentive instruments was anti-dilutive and, therefore, not included in the diluted loss per share attributable to Quad/Graphics common shareholders calculation for that period.

Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid, are required to be treated as participating securities and included in the computation of earnings (loss) per share pursuant to the two-class method. The Company's participating securities are composed of unvested stock options granted on November 18, 2011, and reduced basic and diluted earnings per share attributable to Quad/Graphics common shareholders by $0.02 and $0.07 per diluted share for the years ended December 31, 2013 and 2012, respectively. There was no impact to basic and diluted earnings per share attributable to Quad/Graphics common shareholders during 2011.

Share-based Compensation, Option and Incentive Plans Policy

Stock-Based Compensation—The Company recognizes stock-based compensation expense over the vesting period for all stock-based awards made to employees and directors based on the fair value of the instrument at the time of grant.